SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                    __________________________________________

                                     FORM 8-K
                                  CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported) December 27, 2000


                             FirstFed Financial Corp.
            (Exact name of registrant as specified in its charter)



Delaware                               1-9566                      95-4087449
(State of Incorporation)       (Commission File No.)            (IRS Employer
                                                          Identification No.)




401 Wilshire Boulevard, Santa Monica, California,                  90401-1490
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code             (310) 319-6000




Total number of pages is 4
Index to Exhibit is on Page 3.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)   Exhibits

        99.1 Loan Portfolio Segment Report of First Federal Bank of California as of November 30, 2000

ITEM 9.     REGULATION FD DISCLOSURE

      The Registrant hereby incorporates by reference into this Item 9 the Loan Portfolio Segment Report as of November 30, 2000, attached as Exhibit 99.1, which is being furnished in accordance with Rule 101(e)(1)under Regulation FD and shall not be deemed to be filed.

      This information is being presented by management of the Registrant in response to the request of various analysts and investors for additional information regarding the single family loan portfolio of Registrant's sole subsidiary, First Federal Bank of California (the "Bank"). Specifically, the report presents information which management believes is relevant to the perceived issue of prepayment risk on recently originated single family home loans in the Bank's portfolio. Information regarding prepayment risk on other loans in the Bank's portfolio is not presented herein. A discussion of the factors that could impact this area as to the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control.
Given these concerns, investors and analysts should not place undue reliance on the enclosed information. This report speaks only as of its stated date, and the Registrant undertakes no obligation to publicly update or revise the report, although it may do so from time to time as management of the Registrant believes is warranted.

                                    S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          FIRSTFED FINANCIAL CORP.

Dated:  December 27, 2000                 By:         /S/
                                                Douglas J. Goddard
                                                Chief Financial Officer

                                     INDEX TO EXHIBITS

Item                                                                    Page

99.1  Loan Portfolio Segment Report of First Federal Bank of California    4
      as of  November 30, 2000

                 First Federal Bank of California, fsb
                     Loan Portfolio Stratification
                            as of 11/30/2000
                            (000's omitted)

             Total Real Estate Loan Portfolio


                                    Bank Owned      Percent of
             Property Type            Balance         Total

             Single                  $2,138,489         59%
             Family
             Multifamily             $1,302,704         36%
             Commercial & Ind          $192,389          5%
                Total Real Estate    $3,633,582        100%
             Loans

             Single
             Family

             Without Prepayment      $1,977,315         92%
             Penalty
             With Prepayment           $161,174          8%
             Penalty
                Total Single         $2,138,489        100%
             Family Loans


                                    Bank Owned
                       Age            Balance

                       0 to 5 Yrs    $1,278,906         65%
                       >5 - 10 Yrs     $490,173         25%
                       >10 Yrs         $208,236         11%
                       Total         $1,977,315        100%


                           Loans 0 to Five Years
  Current          Balances by Current Principal Balance
  Interest
 Rate Range

                 $252     $252-$275  $275-$500 $500-$1,000  $1,000     Total

<7%              $4,993    $1,062    $10,427   $22,020      $29,033    $67,535
7 - 7.25%         1,440         0      4,819    12,918       28,280     47,457
7.25%-7.50%       2,303     1,068      5,763    16,030       16,305     41,469
7.50%-7.75%       1,784         0      1,364     4,856       13,778     21,782
7.75%-8.00%      19,617     2,613     36,200    32,328       15,057    105,815
8.00%-8.25%      39,512    10,318     92,584   100,987       89,381    332,782
8.25%-8.50%      46,436     9,260     75,867    96,231      108,629    336,423
8.50%-8.75%      30,580     6,341     49,586    29,346       47,722    163,575
8.75%-9.00%      28,673     3,434     34,711     8,042        2,858     77,718
9.00%-10%        61,050     2,390     15,781     3,664        1,304     84,189
>10%                161         0          0         0            0        161
       Total   $236,549   $36,486   $327,102  $326,422     $352,347 $1,278,906